UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 8, 2022
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ARTIVION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
(Address of principal executive office) (zip code)
Registrant's telephone number, including area code: (770) 419-3355
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(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2022, the Board of Directors (the “Board”) of Artivion, Inc., a Delaware corporation (the “Company”), authorized the award of equity grants to the Company’s executive officers pursuant to the standard terms of the Company’s 2020 Equity and Cash Incentive Plan, with a grant date of November 8, 2022 and a total grant date fair market value of $6,600,000 (the “Equity Award”).

Under the Equity Award, the Company’s named executive officers received the following grants of restricted stock units (“RSUs”) and options with an exercise price equal to $11.03: Mr. J. Patrick Mackin 116,954 RSUs and 280,435 options; Mr. D. Ashley Lee 36,718 RSUs and 88,043 options; Mrs. Jean F. Holloway 22,439 RSUs and 53,804 options; Mr. John E. Davis 22,303 RSUs and 53,478 options; and Mr. Marshall S. Stanton 19,447 RSUs and 46,630 options.

In light of the current economic environment, and the fact that the executive officers’ prior grants have lost much of their retentive value, the Compensation Committee (and in the case of Mr. Mackin, the entire Board) accelerated a portion of the 2023 annual equity award to enhance retention of the executive officers at an important time for the Company in terms of execution on its strategy. During the first quarter of 2023, the Compensation Committee and the Board currently intend to complete the 2023 annual equity award for executive officers with a grant that is expected to include performance-contingent share units, depending on the facts and circumstances existing at such time.
Item 9.01(d)    Exhibits
(d)Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 9, 2022

ARTIVION, INC.

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President and Chief Financial Officer